                                   EXHIBIT 24

                                POWER OF ATTORNEY

     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of SYMIX SYSTEMS, INC., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its Common Shares to be issued in connection with the merger involving Pritsker Corporation and a wholly-owned subsidiary of the Company, hereby constitutes and appoints Stephen A. Sasser and Lawrence W. DeLeon, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitutes or resubstitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 8th day of September, 1997.

                                   /s/ Lawrence J. Fox
                                   --------------------------------------------
                                   Lawrence J. Fox
                                   Chairman of the Board, Chief Executive
                                   Officer and Director

                                POWER OF ATTORNEY

     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of SYMIX SYSTEMS, INC., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its Common Shares to be issued in connection with the merger involving Pritsker Corporation and a wholly-owned subsidiary of the Company, hereby constitutes and appoints Lawrence J. Fox and Lawrence W. DeLeon, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitutes or resubstitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 8th day of September, 1997.

                                   /s/ Stephen A. Sasser
                                   --------------------------------------------
                                   Stephen A. Sasser
                                   President, Chief Operating Officer and
                                   Director

                                POWER OF ATTORNEY

     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of SYMIX SYSTEMS, INC., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its Common Shares to be issued in connection with the merger involving Pritsker Corporation and a wholly-owned subsidiary of the Company, hereby constitutes and appoints Lawrence J. Fox and Stephen A. Sasser, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitutes or resubstitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 8th day of September, 1997.

                                   /s/ Lawrence W. DeLeon
                                   --------------------------------------------
                                   Lawrence W. DeLeon
                                   Vice President, Chief Financial Officer and
                                   Secretary

                                POWER OF ATTORNEY

     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of SYMIX SYSTEMS, INC., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its Common Shares to be issued in connection with the merger involving Pritsker Corporation and a wholly-owned subsidiary of the Company, hereby constitutes and appoints Lawrence J. Fox, Stephen A. Sasser and Lawrence W. DeLeon, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitutes or resubstitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 8th day of September, 1997.

                                   /s/ John T. Tait
                                   --------------------------------------------
                                   John T. Tait
                                   Director

                                POWER OF ATTORNEY

     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of SYMIX SYSTEMS, INC., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its Common Shares to be issued in connection with the merger involving Pritsker Corporation and a wholly-owned subsidiary of the Company, hereby constitutes and appoints Lawrence J. Fox, Stephen A. Sasser and Lawrence W. DeLeon, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitutes or resubstitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 8th day of September, 1997.

                                   /s/ Duke W. Thomas
                                   --------------------------------------------
                                   Duke W. Thomas
                                   Director

                                POWER OF ATTORNEY

     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of SYMIX SYSTEMS, INC., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its Common Shares to be issued in connection with the merger involving Pritsker Corporation and a wholly-owned subsidiary of the Company, hereby constitutes and appoints Lawrence J. Fox, Stephen A. Sasser and Lawrence W. DeLeon, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitutes or resubstitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 8th day of September, 1997.

                                   /s/ Larry L. Liebert
                                   --------------------------------------------
                                   Larry L. Liebert
                                   Director

                                POWER OF ATTORNEY

     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of SYMIX SYSTEMS, INC., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its Common Shares to be issued in connection with the merger involving Pritsker Corporation and a wholly-owned subsidiary of the Company, for the fiscal year ended June 30, 1997, hereby constitutes and appoints Lawrence J. Fox, Stephen A. Sasser and Lawrence W. DeLeon, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitutes or resubstitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 10th day of September, 1997.

                                   /s/ James A. Rutherford
                                   --------------------------------------------
                                   James A. Rutherford
                                   Director